UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                      the Securities and Exchange Act 1934



Date of Report:     April 14, 2005

                            INTEGRAMED AMERICA, INC.
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               (Exact name of registrant as specified in charter)


                                    Delaware
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                 (State of other jurisdiction of incorporation)


                   0-20260                               6-1150326
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           (Commission File Numbers)          (IRS Employer Identification No.)


Two Manhattanville Road, Purchase, NY                       10577
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(Address of principal executive offices)                 (Zip Code)


Registrant's telephone no. including area code: (914) 253-8000
                                                --------------


Registrant's former name: IVF America, Inc.
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


Item 4.01         Changes in Registrant's Certifying Accountant

       (a)   Previous Independent Registered Public Accounting Firm

       On April 14, 2005,  IntegraMed  America,  Inc. (the "Company")  dismissed
PricewaterhouseCoopers   LLP  ("PwC")  as  its  independent   registered  public
accounting firm.

       The Audit Committee of the Company's Board of Directors made the decision to dismiss PwC.

       The reports of PwC on the financial statements of the Company for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

       During the two most recent fiscal years and through April 14, 2005, there were no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PwC, would have caused PwC to make reference to its report on the financial statements for such years. During the two most recent fiscal years and through April 14, 2005, there have been no "reportable events" (as defined in Regulation S-K, Item 304(a)(1)(v)).

       The Company has furnished to PwC the statements made in this Item 4.01. Attached as Exhibit 16.1 to this Form 8-K is PwC's letter to the Securities and Exchange Commission ("SEC"), dated April 20, 2005, regarding these statements.

       (b)   New Independent Registered Public Accounting Firm

       On April 14, 2005, the Company engaged Amper, Politziner & Mattia, P.C. ("Amper") as its independent registered public accounting firm. The Audit Committee of the Company's Board of Directors made the decision to engage Amper.

       During the two recent fiscal years and through April 14, 2005, the Company has not consulted with Amper in respect of the Company's consolidated financial statements for the years ended December 31, 2004 and December 31, 2003 regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.


Item 9.01    Financial Statements and Exhibits

       (c)   Exhibits

Exhibit
Number       Description
-------      -----------

16.1 Letter dated April 20, 2005 from PricewaterhouseCoopers LLP to the SEC regarding change in certifying accountant of the Company

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                            INTEGRAMED AMERICA, INC.




Date:    April 20, 2005             By: /s/John W. Hlywak, Jr.
                                        ---------------------------------------
                                        John W. Hlywak, Jr.
                                        Sr. Vice President and
                                        Chief Financial Officer